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                                                                   Exhibit 10.16

                     TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

     THIS TECHNOLOGY LICENSE AND SUPPLY AGREEMENT (this "Agreement"), dated as of May 28, 2002 (the "Effective Date"), is between Spectra Systems Corporation, a corporation organized under the laws of the State of Delaware ("Spectra"), and De La Rue International Limited, a corporation organized under the laws of England ("Licensee").

     WHEREAS, Spectra is and warrants that it is the owner of rights in certain technology and certain patent rights relating thereto and

     WHEREAS, Spectra is willing to grant to the Licensee and Licensee desires to acquire from Spectra an exclusive license to such technology and under such patent rights for the purpose of allowing Licensee to develop and market Products within the Field and within the Territory,

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Spectra and Licensee hereby agree as follows:

1.   Definitions.

     1.1. Definitions. As used herein, capitalized terms shall have the respective meanings set forth below.

          1.1.1. "Affiliate" of a Person shall mean a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. "Control" (and, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation "control" shall mean, among other things, the direct or indirect ownership of more than fifty percent (50%) of its outstanding voting stock.

          1.1.2. "Bit" shall mean an electromagnetic radiation emitting and amplifying multiphase optical gain material for providing a laser-like emission being characteristic for this particular material in accordance with the Licensed Technology.

          1.1.3. "Bit Fibers" shall mean fibers suitable for incorporation into [***] consisting of polymeric material being doped with a Bit or Bits.

          1.1.4. "Bit Material" shall mean a printing ink or coating formulation for application to security threads and foil transfers to be incorporated into [***] being doped with a Bit or Bits.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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          1.1.5.    "Confidential Information" shall mean all non-public
                    Technology or other information or documents that are of a confidential nature disclosed by Spectra to Licensee or by Licensee to Spectra, and shall include, without limitation, the Licensed Technology.

          1.1.6. "Covered by" shall mean, with respect to any act, an act which would, in the absence of a license provided hereunder, infringe a claim of a pending patent application, if issued as a patent, or a patent which has not been held invalid or unenforceable by a court of competent jurisdiction.

          1.1.7. "Demonstrate" and "Demonstration" shall mean the validation by dates as set forth in the Milestone Payments and Dates section of this agreement (Subsection 5.1) by Licensee representatives of the Bit Fibers which will be incorporated by Licensee into [***] and which will be detected by the specifically applicable STS Sensors, mounted on a DLR/CSI [***] automation machine [***], at the intended rates, [***], with false positive rates not greater than one in ten thousand parts.

          1.1.8. "Development" shall mean the testing, production and application engineering to be undertaken by Spectra set out in Section 5.

          1.1.9.    "Field" shall mean the field of: (a) [***].

          1.1.10. "Force Majeure" shall mean any circumstance or event beyond the reasonable control of the party relying upon such circumstance or event, including acts of God, any accident, explosion, fire, storm, earthquake, flood, drought, peril of the sea, riot, embargo, war or foreign, federal, state or municipal order of general application, seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor.

          1.1.11. "Improvements" shall mean any modifications of, upgrades to, or enhancements of the Licensed Technology.

          1.1.12. "Licensee Improvements" shall mean Improvements owned by Licensee that have application in the Field and shall include: (a) any patent application having one or more claims covering such Improvements; (b) any patent application constituting an equivalent, counterpart, reissue, extension or continuation of any of the foregoing applications (including, without limitation, a continuation in part or division); or (c) any patent issued or issuing upon any of the foregoing applications.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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          1.1.13.   "Licensed Technology" shall mean, collectively: (a) the
                    Spectra Patent Rights; (b) Technology owned by Spectra that relates to distributed laser like security features capable of being used in relation to [***] and equipment that sense this technology; and (c) the Spectra Improvements.

          1.1.14. "Large Area Sensor" shall mean a device operating on a [***] sorting machine for detecting Bit Fibers in [***] based on stimulation by laser illumination over a large area of detection.

          1.1.15. "Person" shall mean any individual, partnership, corporation, firm, association, unincorporated organization, joint venture, trust or other entity.

          1.1.16. "Product" shall mean any product or process in the Field which utilizes, makes use of, is based upon or arises out of the inventions and other rights and concepts described in the Licensed Technology including without limitation
                    [***], Bit Material, Bit Fibers, sensors and quality control equipment.

          1.1.17.   [***]

          1.1.18. "Spectra Patent Rights" shall mean: (a) the patents and/or patent applications listed on Schedule 1.1(a) to this Agreement; (b) any patent application constituting an equivalent, counterpart, reissue, division, extension or continuation of any of the foregoing applications; (c) any patent issued or issuing upon any of the foregoing applications; and (d) any patent rights subsisting in Spectra Improvements.

          1.1.19. "Spectra Improvements" shall mean Improvements owned by Spectra that have application in the Field including the Development and shall include: (a) any patent application having one or more claims covering such Improvements; (b) any patent application constituting an equivalent, counterpart, reissue, extension or continuation of any of the foregoing applications (including, without limitation, a continuation in part or division); or (c) any patent issued or issuing upon any of the foregoing applications.

          1.1.20. "STS Sensor" shall mean a device operating on a [***] sorting machine for detecting Bit Fibers or Bit Material with performance meeting the De La Rue General Requirement Specification for Authentication Detectors attached at
                    Schedule 1.1.20 exploiting the Licensed Technology based upon: (a) illumination with ultra violet radiation to cause fluorescence in a Bit Fiber or Bit Material incorporated within [***] and thus identification of the specific location of said Bit Fiber or Bit Material within [***];
                    (b) the application of a timing mechanism to track the


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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                    movement of said identified Bit Fiber or Bit Material to a specific position within the detector assembly; and (c) activation of a pulse of laser illumination to stimulate characteristic lasing action within the Bit Fiber or Bit Material and thus authentication of the specific material.

          1.1.21. "Technology" shall mean public and non-public technical or other information, trade secrets, know-how, processes, formulations, concepts, ideas, data and testing results, experimental methods, or results, assays, descriptions, trade marks, business or scientific plans, depictions, customer lists, inks, planchettes, fibers, threads, distributed laser technology, materials, sensors, and any other written, printed or electronically stored materials, and any and all other intellectual property, including copyright, database rights, sui generis rights, rights of extraction and reutilization, discoveries, inventions, patents and patent applications, of any nature whatsoever, whether registrable or not, and all equivalent rights existing in any country throughout the world.

          1.1.22. "Territory" shall mean all countries with the exception of the United States and Canada.

          1.1.23. "Unique Bits" shall mean the four (4) versions of the Bit that Spectra will develop for the Licensee pursuant to
                    Section 4.2(b) and in respect of which the Licensee will have unrestricted worldwide exclusive rights. Specifications regarding the Unique Bits are set forth on Schedule 1.1.23, attached hereto. If requested by the Licensee to meet market demand and the initial four (4) versions of Unique Bits have already been commercialized, Spectra will use commercially reasonable efforts to develop additional versions of the Bits for the Licensee and in respect of which the Licensee will have unrestricted worldwide exclusive rights. Such additional unique versions of the Bits shall constitute additional Unique Bits.

     1.2. Singular and Plural. Singular and plural forms, as the case may be, of terms defined herein shall have correlative meanings.

2.   Grant of Licenses.

     2.1. Grant of Licenses to Licensee.

          2.1.1. Licensed Technology. Subject to the terms and conditions of this Agreement, Spectra hereby grants to Licensee an exclusive right, license and authority (to the exclusion of all others including Spectra, its licensees and sublicensees other than the Licensee) within the Territory (and, in respect of the Unique Bits, worldwide), terminable only as set forth herein, solely within the Field (and, in respect of the Unique Bits, within and outside the Field) to develop or have developed, manufacture or have manufactured, market or have marketed, use or have used, sell or

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                      have sold, copy and reproduce or have copied or
                      reproduced, distribute or have distributed, import or have imported, supply or have supplied, any Products.

             2.1.2. Sublicenses. Without limiting the generality of Section 2.1.1, Spectra agrees that Licensee's rights under this Agreement shall include, without limitation, the exclusive right to grant sublicenses to such Persons, within the Territory and the Field (each a "Sublicensee"), and provided that the Licensee ensures that all such Sublicensees are bound by, and observe, the like obligations and undertakings as are contained in this Agreement, provided however, that Licensee shall pay to Spectra [***] of all up front Sublicense fees and royalties charged by Licensee in relation to the Licensed Technology on the signing of the Sublicense, as and when received from such Sublicensee.

             2.1.3. Reservations. Spectra reserves the exclusive right to employ the Licensed Technology for any use and any purpose whatsoever, regardless of Field outside the Territory and within the Territory outside the Field; except: (i) Spectra shall not manufacture or employ the Unique Bits for any purpose other than for sale to the Licensee and
                      (ii) as set forth in Section 4.2(b).

                      Nothing in this Section 2 shall restrict the Licensee from, and the rights granted in this Section 2.1 shall extend to entitling the Licensee and its Sublicensee to manufacture, assemble and export equipment and parts thereof that [***] in and from the United States of America or Canada incorporating or which embodies or makes use of the Licensed Technology.

      2.2.   Rights in Improvements.

             2.2.1 Spectra Improvements. The parties agree that all right, title and interest in and with respect to Spectra Improvements shall be owned by Spectra; provided, however, that, subject to the terms and conditions of this Agreement, Spectra shall, to the extent that it is not prohibited by law, promptly notify the Licensee in writing, giving details of it, and provide to the Licensee such information as the Licensee may reasonably require to be able to effectively utilize the Spectra Improvements anticipated by the grant set out in Section 2.1, and hereby grants to Licensee an exclusive, right and license, terminable only as set forth herein, solely within the Field, and solely within the Territory in respect of the Spectra Improvements, to develop or have developed, manufacture or have manufactured, market or have marketed, use or have used, sell or have sold, copy and reproduce or have copied or reproduced, distribute or have distributed, import or have imported, supply or have supplied, any Products.

             2.2.2 Licensee Improvements. If the Licensee shall at any time devise, discover or acquire rights in any Licensee Improvements, the Licensee shall, to the extent that it is not prohibited by law,


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

               promptly notify Spectra in writing, giving details of it, and provide to Spectra such information as Spectra may reasonably require to be able to effectively utilize the Licensee Improvements, and the Licensee shall subject to Section 2.2.3 grant an irrevocable, non-exclusive, royalty free (within the Field and royalty bearing outside the Field at such rates as the parties shall from time to time agree) license under all rights protecting such Licensee Improvements, throughout the world, for the purpose of manufacturing, using and selling any article throughout the world (but in relation to the Field only outside the Territory).

       2.2.3 Reservations. Except as set forth in Section 4.2(b),Spectra reserves the exclusive right to employ Improvements for any use and any purpose whatsoever, regardless of Field outside the Territory and within the Territory outside the Field.

2.3 Restrictions Upon Use of Licensed Technology. Except as expressly authorized by this Agreement or by the prior written consent of Spectra, Licensee shall not, directly or indirectly, use any of the Licensed Technology for any purpose whatsoever.

2.4    [***]

2.5    [***]


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3. Sensors, Equipment and Maintenance. Within seventeen (17) months of the Effective Date, Spectra shall supply and install an STS Sensor operating on a Licensee sorting machine and authenticating and processing Bit Fiber-laden [***] at standard machine rates and with performance meeting the De La Rue General Requirement Specification for Authentication Detectors attached at Schedule 1.1.20, to be mutually agreed by the parties prior to commencement of detailed detector development. At that time, Spectra shall also confirm the price and schedule of delivery of production STS sensor units. The price target for each STS Sensor shall be $8,200 and shall not exceed $16,200 (both figures to be exclusive of royalty). The STS Sensors shall be delivered in lots of ten (10). These prices shall be firm until March 31, 2004, and thereafter should the prices for the STS Sensors become commercially unreasonable for either the Licensee or Spectra, the parties agree to review the prices for the STS sensors in good faith. In the event that Spectra is not able to develop and offer for sale the STS Sensors for the price of $10,200 (excluding royalty) then as an additional requirement to the fifth milestone should this occur before the completion of the fifth milestone and at any time thereafter should this occur later Spectra shall at its cost develop a complete set of development and manufacturing drawings and fully document such Technology as exists in the STS Sensor and should the Licensee decide after a review of Spectra's manufacturing activity that it may make or have made the STS Sensor provide one hard copy and one electronic copy in such form as the Licensee shall reasonably require to the Licensee, and provide to the Licensee such additional information and assistance as the Licensee may reasonably require to be able to effectively utilize the STS Sensor anticipated by the grant set out in Section 2.1 including for the avoidance of doubt the ability to manufacture and have manufactured by others the STS Sensors.

3.1 [***] License. In connection with the development of the STS sensors, Licensee agrees to grant a royalty free, non-exclusive, limited license to Spectra to use a [***] model solely for the purpose of developing the STS sensor. The Licensee further agrees to loan to Spectra part or parts of one (1) [***] at the Licensee's own expense as and when required, starting within sixty (60) days of the Effective Date of this Agreement and lasting for as long as reasonably necessary for the purpose of developing the STS sensors. Licensee also agrees to provide Spectra's personnel with training and instruction concerning the operation and use of the [***] at


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

         Spectra's facility at Licensee's own expense. Further, Licensee agrees to make available, at its own expense, appropriate [***] at mutually convenient times and locations as necessary for the development of the STS sensors.

4. Obligations of the Parties.

   4.1.  Obligations of Licensee.

                (a) Licensee shall use reasonable efforts consistent with sound and reasonable business practices and judgment to effect introduction of Products as soon as reasonably practicable.

                (b) If the Licensee in competition with Spectra in the Territory, actively promotes for use in relation to [***] alone a new [***] which compete with the Products, Spectra may, by notice, convert the license and right given to the Licensee under
         Section 2.1 into a non-exclusive license and right. In such event, it shall be under no obligation to license any Spectra Improvements made subsequent to the date of conversion.

         Nothing in this Section 4.1(b) shall restrict or limit the right of the Licensee to sell or promote any [***] (or any enhancements or revisions thereof) in the Field that exist as at the date of this Agreement.

                (c) Within three (3) months of completion of all of the milestones set forth in this Agreement and thereafter, the Licensee shall furnish to Spectra, on a semi-annual basis a non binding forecast of its projected requirements for Products from Spectra which is not binding upon the Licensee but enables Spectra to plan Product production. Spectra undertakes to supply the Licensee with up to the amount of Products identified in the Licensee's forecast referred to in this Section.

                (d) In the event that specific Bit Fibers or Bit Material are manufactured by a party other than Spectra where this is requested by a particular end user or the quality or price or lead time on Bit Fibers or Bit Materials supplied by Spectra is not reasonably satisfactory to the Licensee, Licensee will arrange for and Spectra shall use its commercially reasonable efforts to train and transfer know-how to local personnel of the manufacturer with respect to the manufacture of the Bit Fibers or Bit Material, at Licensee's own expense, including but not limited to reimbursement for travel expenses.

                (e) Licensee, at its own expense, shall provide reasonable assistance to Spectra in testing the Bit Fibers and Bit Material, as made available by Spectra from time to time during the Development, into [***].


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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           (f) [***].

4.2 Obligations of Spectra. Spectra shall use diligent and commercially reasonable efforts consistent with sound and reasonable business practices and judgment to satisfy the following obligations:

           (a) Spectra shall Demonstrate one fully operational Large Area
       Sensor installed on a [***] within 8 months of the Effective Date for detecting the Bit Fibers in [***] processed at standard machine rates of no less than [***] per second and with performance meeting the De La Rue General Requirement Specification for Authentication Detectors attached at Schedule 1.1.20. (The Large Area Sensor, based on a larger and more costly laser, is currently being used by a Spectra customer and will be modified, in optics and in software, to detect the authentication signatures falling under the purview of this Agreement.) The price of the Large Area Sensor shall be $65,000 and shall be available for demonstration units within eight (8) months of the Effective Date of this Agreement. Additional copies of this modified and configured Large Area Sensor may also be purchased at prices to be agreed between the parties, in lots of ten (10), for authentication sensing in place of the STS (Search, Time and Shoot) sensor. Spectra shall use commercially reasonable good faith efforts to ensure that the price of the Large Area Sensor does not exceed $65,000. Should the price for the Large Area Sensor become commercially unreasonable for either the Licensee or Spectra, the parties agree to review the prices for the Large Area Sensor in good faith.

           (b) Spectra shall employ its commercially reasonable efforts to provide as many different versions of Bit Fibers as is necessary for the commercialization of the Licensed Technology by the Licensee. Within six
       (6) months of the Effective Date of this Agreement, Spectra shall give all reasonable assistance to Licensee in embedding Bit Fibers into [***]. Although Spectra reserves the right to use the Licensed Technology in relation to [***], it shall take all commercially reasonable steps and precautions, in the same manner as it now does for [***], so as to ensure that the security of Licensee's customers will not be compromised. In any case, any other uses of the Licensed Technology shall have different embodiments than are used in the [***]. It is agreed that Spectra may employ the Licensed Technology other than in the form of Bit material or Bit fibers (which for the purposes of this Section shall include threads doped with or containing Bits) for use outside the Field but such use shall not include the application of the Licensed Technology in relation to


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

       [***] and in so far as Spectra intends to use the licensed Technology in other fields it will advise the Licensee of its intentions in a timely manner and where Spectra contemplates using the Licensed Technology other than in relation to [***] it will apprise Licensee prior to such use and shall have due regard to and give proper consideration to any concerns that the Licensee shall raise should the Licensee reasonably believe the proposed use may prejudice the actual or perceived security, reliability marketability or reputation of the Licensed Technology in the Field.

           (c) Spectra shall employ its commercially reasonable efforts to provide as many different versions of Bit Material as is necessary for the commercialization of the Licensed Technology by the Licensee and to meet market demand.

           (d) Spectra shall be responsible for absorbing the cost of the variable amounts of Bit Fibers necessary per [***] in order to satisfy the detection reliability of not more than [***]. Spectra shall not be accountable for the waste that may be incurred in incorporating the Bit Fibers into [***].

           (e) Spectra undertakes to supply the Licensee with the amounts of Products as per the Licensee's forecast, referred to in Subsection 4.1(c).

           (f) Spectra will make available for sale, by eight (8) months of the Effective Date, at a price of $175,000 per unit, for verification and test purposes, an on-line Verifier-Densitometer (the specifications of which are set forth in Schedule 4.2(f)), for purposes of testing delivered Bit Fibers during incorporation into [***]. An off-line verifier (the specifications of which are set forth in Schedule 4.2(f)) shall also be made available to Licensee at the same time and at the same price. The on-line device shall take Bit Fiber density measurements every [***] seconds and provide feedback to [***] process control system for real-time decision making. Both devices shall be network-ready.

           (g) Upon achievement of each relevant milestone as set forth in Subsection 5.1, the relevant Bit Fibers and Bit Material will be available for sale in mass production quantity within six (6) months of the applicable milestone date. Spectra undertakes to supply Licensee with a sufficient amount of Bit Fibers and Bit Material within such period of time that Licensee is able to fulfill any particular contract for the production of Products for any customer.

           (h) Upon achievement of the relevant milestone as set forth in Subsection 5.1, the STS Sensors will be available for sale in mass production quantity within six (6) months of the applicable milestone date.

5.     Payments.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

       5.1 Milestone Payments and Dates. In consideration of the completion by Spectra of the Development and its achievement of the Milestones set forth in this Agreement, Licensee shall pay Spectra the following milestone-based amounts. Milestone payments shall be made on or before the fifteenth (15/th/) day following the occurrence of an event giving rise to a payment obligation hereunder. All payments shall be made by wire transfer in United States Dollars to the credit of such bank account as may be designated by Spectra in writing to Licensee. Any payment which falls due on a date which is a legal holiday in the State of Rhode Island may be made on the next succeeding day which is not a legal holiday in the State of Rhode Island.

                     (a) $125,000 on or before 7 days of the signing of this Agreement, for specific engineering development purposes.

                     (b) $125,000 before July 31, 2002, contingent upon a
              successful [***] with the successful incorporation of Bit Fibers into Licensee [***]. A successful trial shall be one in which the Bit Fiber embedding process conforms with the [***] process at the [***] and yields [***] with typical physicals expected under industry standards and which when run on the Spectra test transport and sensor bed are able to identify the Bit Fibers. The sensor portion of the demonstration shall consist of a sample of Bit Fiber-embedded [***]. Details of this acceptance test are titled Bit Fiber-Acceptance Trial and set out in Schedule 5.1.

                     (c) $125,000 for installation of the Large Area Sensor on a [***] within eight (8) months of the Effective Date, for detecting the Bit Fibers in both [***] processed at standard machine rates, providing signals to the [***] machine to direct the [***] into the correct accept or reject pocket,. Details of the acceptance test are titled Large Area Acceptance Test and set out in Schedule 5.1.

                     (d) $125,000 for demonstration, within 8 months of the Effective Date, of a prototype STS Sensor authenticating [***] with Bit Fibers traveling on a Spectra test transport and sensor bed operating at speeds consistent with the highest performing [***]. The test bed will be a transport system that emulates a [***] traveling on a typical [***]. The test of the prototype sensor will concern detection of the Bit Fiber signature at standard [***] transport speeds. Details of the acceptance test are titled STS Sensor Acceptance Test and are set out in
              Schedule 5.1.



[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                     (e) $125,000 for the demonstration, within 17 months of the Effective Date, of an STS Sensor operating on a [***] and authenticating and processing both [***] at standard [***] machine rates, providing signals to the sorting machine to direct the [***] into the correct accept or reject pocket, and exhibiting performance as per the De La Rue General Requirement Specification for Authentication Detectors attached at Schedule
              1.1.20 varied as mutually agreed by the parties prior to commencement of detailed detector development. Details of the acceptance test are titled STS Sensor Acceptance Test and are set out in Schedule 5.1.

                     (f) $125,000 for, within 17 months of the Effective Date, confirmation of the STS Sensor price, not exceeding $18,000 and targeting $10,000 (both figures being inclusive of royalty); schedule of delivery of production STS Sensor units; and proof of the manufacturability of the STS Sensor. Such manufacturability proof shall be achieved by a detailed review, by Licensee's manufacturing representatives at Spectra's manufacturing facility, of Spectra's planned manufacturing process for the STS Sensor. The Licensee's manufacturing representatives shall use customary methods that are mutually acceptable and reasonable within the industry for the purpose of determining that the STS Sensor can be manufactured in mass quantity.

       5.2 Royalty. During the term of this Agreement the Licensee shall pay to Spectra royalties at the rate set out in Part 1 of Schedule 5.4 in respect of each [***] as the case may be that it sells to its customers that constitute or contain Products. During the term of this Agreement the Licensee shall pay to Spectra royalties at the rate set out in Part 3 of Schedule 5.4 in respect of each STS Sensor delivered to, by or on behalf of the Licensee.

       5.3 Annual Minimum Royalty. For the period commencing on the date hereof through December 31, 2006 (the "Initial Period"), Licensee agrees to pay or have paid to Spectra a minimum royalty of [***]. Payment for or on account of royalties for the Initial Period shall be made by April 15, 2004. In so far as any royalty payment made by April 15, 2004 is in advance this advance payment shall be credited against obligations to pay royalties on sales made up to and including December 31, 2006 pursuant to Section
              5.2. In so far as royalties due under Section 5.2 fall short of the minimum royalty for the Initial Period then in discharge of the Licensee's obligation Spectra shall retain the initial payment made by April 15, 2004. For subsequent years, the minimum royalty shall be as follows: [***] for the calendar year 2007; [***] for the calendar year 2008; [***] for the calendar year 2009;
              and [***] for the calendar year 2010. The minimum annual royalty for subsequent years shall thereafter increase annually over the prior year's dollar amount, based upon the then most recent Consumer Price Index for the Boston metropolitan area, as published by the United States Bureau of Labor Statistics. Once Licensee



[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

              pays royalties of [***] (the "Target Royalty") in or in respect of any given year, all future annual minimum royalties shall be deemed achieved and paid. If the minimum royalty is not achieved in any period by the payment of royalties pursuant to Section 5.2, Licensee shall have the option to top this up by a payment, to be made by the Licensee to Spectra by no later than January 31st of the immediately following calendar year an amount equal to the minimum royalty less the amount of royalties actually paid during the course of the preceding period pursuant to Section 5.2; however, the amount of such cash payment used to achieve a minimum royalty shall not be counted towards the achievement of the Target Royalty.

       5.4 Price of Bit Fibers and Bit Material. During the term of this Agreement, if required by Licensee, Spectra will supply to the Licensee Bit Fibers and Bit Material from Spectra at prices as set forth in Part 2 of Schedule 5.4 attached hereto. The prices shall remain firm until March 31, 2004, and thereafter shall increase annually based upon the then most recent Consumer Price Index for the Boston metropolitan area, as published by the United States Bureau of Labor Statistics but in no event shall the increase in any year exceed 3%. he prices for the Bit Fibers Bit Material become commercially u or Bit Material in good faith.

       5.5 Timing of Royalty Payments; Withholding. (a) Any royalties payable pursuant to this Section shall be due on or before the sixtieth
              (60th) day following the close of each calendar quarter, commencing on June 30, 2002.

                     (b) In the event that Licensee or any Sublicensee manufactures or has manufactured locally the Bit Fibers, the Bit material or the STS Sensors then the Licensee will pay royalties to Spectra at the rate set out in Part 1 of Schedule 5.4 in respect of [***] as the case may be and at the rate set out in Part 3 of Schedule 5.4 in respect of each STS Sensor that Sublicensee sells to its customers that constitute or contain Products. Royalties will be payable within 30 days of the receipt by the Licensee of royalty payments to it from its Sublicensee.

                     (c) Any income or other taxes which Licensee is required by law to pay or withhold on behalf of Spectra with respect to royalties payable to Spectra under this Agreement shall be deducted from the amount of such royalties due and paid or withheld, as appropriate, by Licensee on behalf of Spectra. Any such tax required to be paid or withheld shall be an expense of, and borne solely by, Spectra. Licensee will furnish Spectra with reasonable evidence of such withholding payment, in electronic or written form, as soon as practicable after such payment is made. The parties hereto will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required withholding payment, or any claim to a refund of any such payment.



[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

       5.6 Currency. All payments hereunder shall be made in U.S. Dollars. If at any time legal restrictions prevent the prompt remittance of any payments with respect to any country where the Product is sold, Licensee or its Affiliates or Sublicensees shall, with the prior approval of Spectra, have the right and option to make such payments by depositing the amount thereof in local currency to Spectra's account in a bank or depository in such country, but failure to make any payment required hereunder by reason of the operation of any such legal restriction and Spectra's refusal to approve payment in local currency shall not be deemed a breach of this Agreement.

       5.7 Audit. Licensee shall keep and shall cause to be kept accurate records in sufficient detail to enable the amounts due hereunder to be determined and to be verified as herein after appearing. Upon the written request of Spectra, at Spectra's expense and not more than once in or in respect of any calendar year, Licensee shall permit unless prohibited by law or contract an independent accountant of prominence in the United States and/or the applicable country selected by Spectra, and approved by Licensee (which approval shall not be unreasonably withheld), to have access during normal business hours to those records of Licensee as may be reasonably necessary to verify the accuracy of the reports furnished by Licensee pursuant to Section 4.1(b), in respect of any calendar year ending not more than twelve (12) months prior to the date of such notice. Any report prepared or made by the independent accountant, a copy of which shall be sent or otherwise provided to Licensee at the same time it is sent or otherwise provided to Spectra, shall contain the conclusions of such independent accountant regarding the audit, only specifying that the amounts paid to Spectra pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment. All other confidential information of Licensee learned by the independent accountant in the course of the audit will be held in confidence and not disclosed. If the independent accountant's report shows any underpayment, Licensee shall remit or shall cause its Affiliates or Sublicensees to remit to Spectra within thirty
              (30) days after Licensee's receipt of such report: (i) the amount of such underpayment; and (ii) if such underpayment exceeds ten percent (10%) of the total amount payable for the calendar year then being audited, the reasonable and necessary fees and expenses of the independent accountant performing the audit, subject to reasonable substantiation thereof. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods or remitted to Licensee, at Licensee's request. Spectra agrees that all information subject to review under this Section 5 is confidential and that Spectra shall retain and cause its accountant to retain all such information in confidence. Licensee shall cause all Sublicensees to comply with the provisions of this section.

6.     Representations and Warranties.

       6.1 Representations, Warranties and Covenants of Spectra. Spectra represents, warrants and covenants to Licensee as follows:

              6.1.1. Spectra is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power to execute and deliver, and perform its obligations under, this Agreement;

              6.1.2. the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Spectra;

              6.1.3. this Agreement has been duly executed and delivered by
                     Spectra and is a legal, valid and binding obligation of Spectra, enforceable against Spectra in accordance with its terms; and

              6.1.4. the execution, delivery and performance of this Agreement do not and will not conflict with or contravene any provision of the charter documents or by-laws of Spectra or any agreement, document, instrument, indenture or other obligation of Spectra.

       6.2 Representations, Warranties and Covenants of Licensee. Licensee represents, warrants and covenants to Spectra as follows:

              6.2.1. Licensee is a corporation duly organized, validly existing and in good standing under the laws of England with corporate power to execute and deliver, and perform its obligations under, this Agreement;

              6.2.2 the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Licensee;

              6.2.3. this Agreement has been duly executed and delivered by
                     Licensee and is a legal, valid and binding obligation of Licensee, enforceable against Licensee in accordance with its terms; and

              6.2.4. the execution, delivery and performance of this Agreement do not and will not conflict with or contravene any provision of the charter documents or by-laws of Licensee or any agreement, document, instrument, indenture or other obligation of Licensee.

7.     Patents.

       7.1. Prosecution and Enforcement of Patents. All right, title, and interest in the Licensed Technology shall remain in Spectra, and Spectra shall subject to the provisions of Section 8.2, have the exclusive right to prepare, prosecute and maintain patent applications, and to maintain and enforce patents issued thereon with respect to Licensed Technology.

       7.2. Cooperation. Licensee shall, at Spectra's request and cost, cooperate with Spectra regarding the prosecution of patent cases, and shall take all reasonable steps necessary to assist Spectra with the maintenance of the Licensed Technology, including causing each of its employees and agents to take all actions and to execute, acknowledge and deliver all instruments or agreements reasonably requested by Spectra, and necessary for the perfection, maintenance, enforcement or defense of Spectra's rights as set forth above.

             7.3. Confidential Information. Any party receiving Confidential Information shall maintain the confidential and proprietary status of such Confidential Information, keep such Confidential Information and each part thereof within its possession or under its control sufficient to prevent any activity with respect to the Confidential Information that is not specifically authorized by this Agreement, use commercially reasonable efforts, in each case, to prevent the disclosure of any Confidential Information to any other Person, and use commercially reasonable efforts to ensure that such Confidential Information is used only for those purposes specifically authorized herein; provided, however, that such restrictions shall not apply to any Confidential Information which is: (a) independently developed by the receiving party or which is outside the scope of this Agreement; (b) in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the receiving party; (c) received without an obligation of confidentiality from a third party having the right to disclose such information; (d) released from the restrictions of this Section 7.3 by the express written consent of the other party hereto; (e) disclosed to any permitted assignee, permitted Sublicensee or permitted subcontractor of either Spectra or Licensee hereunder (if such assignee, Sublicensee or subcontractor is subject to the provisions of this Section 7.3 or comparable provisions of other documents); or (f) required by law, statute, rule or court order to be disclosed (the disclosing party shall, however, use commercially reasonable efforts to obtain confidential treatment of any such disclosure).

             7.4.   Permitted Disclosures. Notwithstanding the provisions of
                    Section 7.3 hereof, Spectra and Licensee may, to the extent necessary, disclose and use Confidential Information, consistent with the rights of Spectra and Licensee otherwise granted hereunder: (a) for the purpose of securing institutional or governmental approval to engage in research, development, validation, sale, trial, importation, commercialization or marketing of any Product; (b) for the purpose of either party securing patent protection for an invention within the scope of the Licensed Technology or for any Improvement; or (c) to the extent necessary or useful in the commercialization of any Products, if the party hereto disclosing such Confidential Information uses commercially reasonable efforts to obtain an agreement from any Person to whom such Confidential Information is disclosed to preserve the confidentiality thereof upon terms reasonably equivalent to those set forth herein; provided, however, that in each such instance the other party hereto shall have been notified of the permitted disclosure.

       8.    Patent Infringement.

             8.1 Notification of Infringement. Each party shall notify the other of any infringement by any Person of any patent rights forming part of the Licensed Technology ("Patent Rights") of which it becomes aware and shall provide the other with the available evidence, if any, of such infringement.

             8.2 Enforcement of Patent Rights. If Spectra or Licensee has actual notice of infringement by any Person of Patent Rights, the respective officers of Spectra and Licensee shall confer to determine in good faith an appropriate course of action to enforce such Patent Rights or otherwise abate the infringement thereof. If Spectra determines that enforcement of Patent Rights is appropriate, Spectra shall have the right, but not the obligation, at its own expense, to take appropriate action to enforce such Patent Rights; provided, however, that, if Spectra elects to so act, Licensee shall have the right to participate in the enforcement of such Patent Rights by agreeing to bear a percentage of the costs of such enforcement in such amount as the parties shall determine. All amounts recovered in any action to enforce Patent Rights undertaken by Spectra and Licensee, whether by judgment or settlement, shall be retained by Spectra and Licensee pro rata according to the respective percentages of expenses borne by them in enforcing such Patent Rights. If, within six (6) months after notice of infringement, Spectra has not commenced action to enforce such Patent Rights or thereafter ceases to diligently pursue such action, Licensee shall have the right but not the obligation, at its expense, to take appropriate action to enforce such Patent Rights as its sole remedy hereunder. Spectra and Licensee shall fully cooperate with each other in the planning and execution of any action to enforce Patent Rights. Neither Spectra nor Licensee shall enter into any settlement that includes the grant of a license under, agreement not to enforce, or any statement prejudicial to the validity or enforceability of any Patent Rights without the consent of the other, which consent shall not be withheld unreasonably.

             8.3    Disclaimer of Warranty; Consequential Damages.

                    8.3.1. Spectra warrants that it is the sole beneficial owner of the Licensed Technology and that Spectra does not know of any impediment or potential impediment to the full exercise of the right and license therein and herein granted.

                    8.3.2 Spectra warrants that Schedule 1.1(a) hereto sets out full details of all patents owned by Spectra relating to the Bits and the Licensed Technology.

                    8.3.3. Nothing in this Agreement shall be construed as a representation made or warranty given by either party hereto that any patents will issue based on pending applications within the Patent Rights, or that any such Patent Rights which do issue will be valid, or that the practice by the other party hereto of any license granted hereunder, or that the use of any Licensed Technology licensed hereunder, will not infringe the patent or proprietary rights of any other Person. In addition, once Licensee or Sublicensee has accepted the Bit Fibers security threads and foil transfers or security borne Bit Material as in compliance with agreed standards, as defined later in this section, or, in the case where Bit Fibers are manufactured by a party other than Spectra or an Affiliate of Spectra, once the know-how and training has been transferred to the other manufacturer for local production of Bit Fibers security threads and foil transfers or security borne Bit Material, Licensee acknowledges that the Licensed Technology is licensed to Licensee as is, and Licensee expressly disclaims and hereby waives, releases and renounces any warranty, express or implied, with respect to such licensed technology, including, without limitation, any warranty of merchantability or fitness for a particular purpose. With respect to the Licensee's acceptance of delivered Bit Fibers security threads and foil transfers or security borne Bit Material from Spectra, Licensee shall have fifteen (15) days to refuse the material as not in compliance with standard material, at the expiration of which time the material shall save in respect of latent defects be deemed accepted. The standards for acceptable material shall be materials that are consistent with that demonstrated to and accepted by Licensee as ready for production at the time of the milestone demonstrations set forth in Section 5.1. To determine that the material meets standards upon receipt, the Licensee or Sublicensee shall use Spectra Quality Control equipment, including verifiers, for testing the Bit Fibers or security borne Bit Material.

                    8.3.4. NEITHER PARTY TO THIS AGREEMENT SHALL BE ENTITLED TO RECOVER FROM THE OTHER ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES

       9.    Term, Termination and Breach.


             9.1. Term. This Agreement shall be effective as of the date hereof and shall in relation to each Product and each country in the Territory continue in full force and effect until the expiry of the last to expire Spectra Patent Rights in relation to that Product and in that country unless terminated by the mutual agreement of the parties or as otherwise provided herein.

             9.2. Termination. Either party shall have the right to terminate this Agreement effective immediately upon written notice of termination to the other party in the event that:

                    9.2.1 the other party fails to perform or observe or otherwise breaches any of its material obligations under this Agreement (which for the avoidance of doubt would include the failure of the Licensee to pay the minimum royalty set out in Section 5.3) and such failure or breach continues unremedied for a period of sixty (60) days after receipt by such party of written notice thereof from the non-breaching party in which notice it states it is served pursuant to this section and details the alleged material breach and requires its remedy;

                    9.2.2. the other party shall: (i) seek the liquidation, reorganization, dissolution or winding-up of itself (other than for the purpose of solvent reorganization, amalgamation or reconstruction) or the composition or readjustment of its debts; (ii) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets; (iii) make a general assignment for the benefit of its creditors; (iv) commence a voluntary case under the bankruptcy laws of the United States; (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts; or (vi) adopt any resolution of its Board of Directors or stockholders for the purpose of effecting any of the foregoing;

                    9.2.3 a proceeding or case shall be commenced without the application or consent of the other party and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the following shall be entered and continue unstayed and in effect, for a period of forty-five
                             (45) days from and after the date service of process is effected upon the other party, seeking:
                             (i) the other party's liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts; (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the other party or of all or any substantial part of its assets; or (iii) similar relief in respect of the other party under any law relating to bankruptcy, insolvency, reorganization, winding up or the composition or readjustment of debts; or

                    9.2.4 anything analogous to any of the foregoing under the law of any jurisdiction occurs in relation to either party.

             9.3. Effect of Termination. If Spectra properly terminates this Agreement, Sections 2, 3, 4, 5, 7.2, 8.1 and 8.2 shall terminate, all other provisions of this Agreement shall survive, and automatically and without any other action by the parties, all rights granted hereunder in and to the Licensed Technology shall revert to Spectra, save that the Licensee and its Sublicenses shall be entitled to take all such steps and the license under Section 2.1 and Spectra's obligations under Section 4.2(e) shall (provided that the Licensee meets and continues to meet it obligations to pay royalties under Section 5.2) continue for a period of ten
                    (10) years from the date that this Agreement terminates for whatever reason in so far as it is necessary to enable the Licensee to fulfill any contracts with its customers or Sublicensee then signed but not completely fulfilled and to supply STS Sensors, [***] containing Bit Fibers and Bit Material in respect of further orders where this has previously been provided to the customer or Sublicensee under earlier contracts

             If the Licensee properly terminates this Agreement, Sections, 2, 3, 4, 5, 7.2, 8.1 and 8.2 shall terminate, all other provisions of this Agreement shall survive and automatically and without any other action by the parties all


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                    rights granted hereunder in and to the Licensee Improvements shall revert to the Licensee.

             9.3    Breach. Without prejudice to the Licensee's rights under
                    Section 9.2 or any other rights of the Licensee, if Spectra fails to perform or observe or otherwise breaches any of its material obligations under this Agreement (which for the avoidance of doubt would include the failure of Spectra to supply Product pursuant to Section 4.2(b)) and such failure or breach continues unremedied for a period of sixty (60) days after receipt by Spectra of written notice thereof from the Licensee in which notice it states it is served pursuant to this section and details the alleged material breach and requires its remedy, the Licensee's obligations to pay annual minimum royalties pursuant to Section 5.3 and to license Licensee Improvements to Spectra pursuant to Section
                    2.2.2 shall cease.

             9.4 Escrow. At each milestone and thereafter as Improvements are made Spectra shall lodge with a law firm selected by Spectra full details containing any secret formulation, manufacturing know how, details of all materials, processes employed and manufacturing techniques and equipment necessary to produce Unique Bits, Bit Fibers, Bit Materials and STS Sensors pursuant to the escrow agreement attached hereto.

       10. No Implied Waivers; Rights Cumulative. No failure on the part of Spectra or Licensee to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, including, without limitation, the right or power to terminate this Agreement, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

       11. Force Majeure. Spectra and Licensee shall each be excused for any failure or delay in performing any of its respective obligations under this Agreement, if such failure or delay is caused by Force Majeure

       12. Notices. All notices, requests and other communications to Spectra or Licensee hereunder shall be in writing (including facsimile or similar electronic transmissions), shall refer specifically to this Agreement and shall be personally delivered or sent by facsimile or similar electronic transmission (provided that in the case of a notice sent by facsimile or other electronic transmission, a copy of the notice is sent within three (3) days thereof by first class or equivalent prepaid mail) or by registered mail or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other party hereto):

                    Spectra Systems Corporation
                    321 South Main Street
                    Providence, RI 02903
                    USA
                    Attention: President

                    Fax No.:          (401) 274-3127
                    Email Address:    nlawandy@spectrasystemscorp.com

                    De La Rue International Limited
                    De La Rue House, Jays Close
                    Basingstoke
                    Hampshire RG22 4BS, England
                    Attention: Jonathan Ward, Managing Director - Centres
                               [***]

                    Fax No.           +44 1256 605 336
                    Email Address:    jonathan.ward@uk.delarue.com

             Any notice or communication given in conformity with this Section 12 shall be deemed to be effective when received by the addressee, if delivered by hand. Notices sent by facsimile or other electronic transmission will be deemed sent and received at the time stated in any transmission report and three (3) days after mailing, if mailed.

       13. Further Assurances. Each of Spectra and Licensee agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary in connection with this Agreement

       14. Successors and Assigns. The terms and provisions of this Agreement shall inure to the benefit of, and be binding upon, Spectra, Licensee, and their respective successors and assigns; provided, however, that neither Spectra nor Licensee may assign or otherwise transfer any of its rights and interests, nor delegate any of its respective obligations hereunder, without the prior written consent of the other party hereto; provided further, however, that either party may without consent fully assign its rights and interests, and delegate its obligations, hereunder, effective upon written notice thereof: (a) to an Affiliate if such Affiliate assumes all of the obligations of the assigning party hereunder; or (b) to any Person which acquires all or substantially all of the assets of the assigning party or which is the surviving Person in a merger or consolidation with the assigning party. Any attempt to assign or delegate any portion of this Agreement in violation of this Section 14 shall be null and void. Subject to the foregoing, any reference to Spectra and Licensee hereunder shall be deemed to include the successors thereto and assigns thereof.

       15. Amendments. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure by Spectra or Licensee therefrom, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by Spectra and Licensee, and each such amendment, modification, waiver, termination or


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

             discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by Spectra and Licensee.

       16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to internal principles of conflicts of laws.

       17. Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law: (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and
             (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Spectra and Licensee hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

       18. Headings. Headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

       19. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.


                            [Signature page follows]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered as of the date first above written.

                                            SPECTRA SYSTEMS CORPORATION


                                            By: /s/ Dr. Nabil M. Lawandy
                                                -------------------------------
                                            Name:  Dr. Nabil M. Lawandy
                                            Title: President & CEO



                                            DE LA RUE INTERNATIONAL LIMITED


                                            By: /s/ illegible
                                                -------------------------------
                                            Name:  [***]
                                            Title: [***]



[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

                     TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

                                 SCHEDULE 1.1(a)

                              SPECTRA PATENT RIGHTS



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[*] = Information redacted pursuant to a confidential treatment request.
An unredacted version of this exhibit has been filed separately with
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(*)  Covered under European application
(++) Request to publish approved 2/23/01 under [***]



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An unredacted version of this exhibit has been filed separately with the Commission.

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                     TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

                                 SCHEDULE 1.1.23


                            BIT FIBERS SPECIFICATION




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[*] = Information redacted pursuant to a confidential treatment request.
An unredacted version of this exhibit has been filed separately with the Commission.

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                     TECHNOLOGY LICENSE AND SUPPLY AGREEMENT
                                  SCHEDULE 2.5



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[*] = Information redacted pursuant to a confidential treatment request.
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the Commission.

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                                 SCHEDULE 1.1.20



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     CONTENTS



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[*] = Information redacted pursuant to a confidential treatment request.
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the Commission.

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                                  SCHEDULE 5.1
                                Acceptance Trials

Bit Fibers

1. Spectra shall provide an agreed quantity of fibers comprising 2 different Bits for incorporation into approximately [***] of a typical furnish and specification in accordance with standard [***] practice for [***]. The introduction of the fibers will not result in any non-standard process requirement or cost, other than the purchase cost of the fibers, including the processes required to [***] and treatment of effluent.

2. Introduction of the Spectra fibers will not significantly (in the reasonable judgment of Licensee consistent with [***] industry standards) alter the physical properties [***] (other than the optical properties conforming to the Licensed Technology).

3. The resultant [***] shall be processed in one of the Licensee's factories. Approximately [***] containing each Bit type shall be processed at standard production speeds through the standard [***]. A representative quantity shall also be processed though the additional operations of [***]. During these processes, the Spectra fibers shall not become detached from [***], contaminate the [***], cause a requirement for additional wash-ups, reduce the transfer or adhesion of any [***] or otherwise reduce the manufacturing speed and throughput compared to standard [***] of a similar type with similar type fibers embedded.

4. Licensee will make available to Spectra representative samples of [***] of both Bit types for authentication tests utilizing a Large Area Detector. The samples will include [***] that have been subjected to the mechanical and chemical durability tests defined in the Annex. All samples shall be accepted on the authentication system, or enough samples shall be detected such that Licensee shall feel satisfied with the robustness of feature. Spectra shall also demonstrate that the authentication system is not impaired by the presence of [***].

Spectra shall demonstrate the performance of the authentication system against the tests defined in this clause 4 at Spectra's premises to a nominee of the Licensee.

5. Licensee shall provide to Spectra samples comprising materials that in Licensee's opinion may be used by [***]. Spectra shall demonstrate to Licensee's satisfaction and judgment that sufficient samples are rejected by the authentication system at the same sensitivity setting used for the tests conducted under clause 4. The [***] analysis shall include an assessment of the ease with which genuine Bit Fibers can be removed from [***] and affixed to


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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[***] such that they are accepted by the authentication system.

6. ACCEPTANCE MILESTONE. Subject to a fully satisfactory performance under clauses 1-5, Licensee shall deem acceptance of the Bit Fibers.

7. In the event that Licensee accepts the FiberLase system as inherently sound under clause 6 and wishes to progress the Development but requires improved performance, Licensee shall provide tests and samples to guide Spectra's further development.

8. Subsequent to the initial acceptance tests, fibers conforming to the Licensed Technology comprising subsequent batches of the approved Bits and/or new/additional Bits developed in accordance with this Agreement, or as subsequently agreed between Spectra and Licensee, shall conform to the performance criteria defined in the above clauses. There shall be a maximum variation of [***] in the peak wavelength and [***] peak amplitude/emission intensity between batches of fibers when measured in [***]. No changes shall be made to the polymeric base of the Bit Fibers, nor to other physical and chemical properties of the Bit Fibers (other than to meet agreed characteristic lasing performance) without prior written agreement with Licensee.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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Bit Material (to be activated as and when necessary)

1. Spectra will provide Licensee with an agreed quantity of Bit Material suitable for application to polymeric film (including but not limited to polyester) by means of [***] or other process as agreed between Spectra and Licensee's Affiliates [***].

2. [***] will manufacture sufficient [***] to produce [***] and supply the [***] or De La Rue factory as appropriate.

3. Licensee will incorporate the security thread into a [***]. The introduction of the security thread will not result in any non-standard process requirement or cost, other than the purchase cost of the Bit Material and consequent security thread, including the processes required to [***].

4. The resultant paper shall be processed in one of the Licensee's factories. Approximately [***] shall be processed at standard production speeds through the standard [***] processes of [***]. A representative quantity shall also be processed though the additional operations of [***].

Throughout these processes, the thread incorporating the Bit Material shall not reduce the manufacturing speed and throughput compared to [***] of a similar type.

5. The Licensee will make available to Spectra representative samples of [***] incorporating the security thread comprising the Bit Material for authentication tests utilizing an STS Sensor. The samples will include [***] that have been subjected to the mechanical and chemical hazard tests defined in the Annex. All samples shall be accepted on the STS Sensor, or enough samples shall be detected such that Licensee shall feel satisfied with the robustness of feature. Spectra shall also demonstrate that the authentication system is not impaired by the presence of [***]. Spectra shall demonstrate the performance of the STS Sensor against the tests defined in this clause 5 at Spectra's premises to a nominee of the Licensee.

6. The Licensee shall provide to Spectra samples comprising materials that in Licensee's opinion may be used by counterfeiters to simulate the salient properties of the Bit Materials as applied to a [***]. Spectra shall demonstrate to Licensee's satisfaction and judgment that sufficient samples are rejected by the STS Sensor at the same sensitivity setting used for the tests conducted under clause 5.

7. ACCEPTANCE MILESTONE. Subject to a fully satisfactory performance under clauses 1-6, Licensee shall deem acceptance of the Bit Materials.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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8. Subsequent to the initial acceptance tests, Bit Material conforming to the
Licensed Technology comprising new/additional Bits developed in accordance with this Agreement, or as subsequently agreed between Spectra and Licensee, shall conform to the performance criteria defined in the above clauses. No changes shall be made to the formulation of the Bit Material, nor to other physical and chemical properties of the Bit Material (other than to meet agreed characteristic lasing performance) without prior written agreement with Licensee.

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 Annex                     Durability tests


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[*] = Information redacted pursuant to a confidential treatment request.
An unredacted version of this exhibit has been filed separately with the Commission.

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Large Area Sensor

1. Spectra shall, if so required by Licensee, install one of its Large Area Sensors on a [***] to be specified by [***] for detecting the Bit Fibers in [***].

2. The Large Area Sensor shall authenticate [***] processed at standard machine rates of no less than [***] per second and linear transport speed of up to [***] per second.

3. The Large Area Sensor shall conform to the De La Rue General Requirement Specification for Spectra FiberLase Detectors issue 21.5.2002.

4. Fitment and operation of the Large Area Sensor shall not reduce the operating speed or throughput of the [***] machine, other than for reasons of correct rejection of [***] that do not contain the correct Bit or Bits.

5. The Large Area Sensor shall not incorrectly reject genuine [***] containing the correct Bit at a rate of more than [***].

6. The Large Area Sensor shall not incorrectly accept [***] not containing the correct Bit at a rate of more than [***] not containing the relevant Bit.

7. The Large Area Sensor shall reject Bits which do not conform to the specific Bit utilized for any given [***]. Maximum coding misclassification [***].

8. Spectra shall demonstrate correct operation of the Large Area Sensor fitted to a [***] to a nominee of the Licensee. Acceptance testing shall require processing of [***], in a range of conditions, to be provided by Licensee as follows:

Licensee will provide [***]. These will be passed a minimum of [***] through the [***].

Licensee will provide a pack of chemically and mechanically abused [***] and [***]. These will be passed a minimum of [***] through the [***].

Spectra shall demonstrate that the function of the Large Area Sensor is not impaired by the presence of [***].

9. ACCEPTANCE MILESTONE. Subject to a fully satisfactory performance under clauses 1-8, Licensee shall deem acceptance of the Large Area Sensor.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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10. Additional copies of the Large Area Sensor conforming to the approved initial unit will be made available by Spectra, at prices to be agreed between the parties, in lots of ten. No change to the specification or construction of the sensors shall be made by Spectra unless agreed in writing with Licensee.

11. Spectra shall provide for each unit purchased a full technical manual to Licensee detailing operational specification, drawings for dimensions, cleaning/maintenance schedule, diagnostic procedures and interface protocol.

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STS Sensor

1. Spectra shall develop a prototype STS sensor capable of authentication of [***] containing Bit Fibers when fitted to a test transport at Spectra's premises.

2. The STS prototype shall be capable of authenticating [***] at a linear transport speed of up to [***] per second.

3. Spectra shall demonstrate that the signal processing function is capable of accommodating a feed rate of [***] per second.

4. Spectra shall demonstrate to Licensee's satisfaction and judgment correct operation of the STS prototype to a nominee of the Licensee. Acceptance testing shall require processing of [***], in a range of conditions, to be provided by Licensee as follows:

Licensee will provide [***] which will be passed at least once through the prototype system.

Licensee will provide a pack of chemically and mechanically [***] and [***]. These will be passed a minimum of once through the prototype sensor test bed.

5. Spectra shall demonstrate to Licensee's satisfaction and judgment that the STS sensor is capable of rejecting any Bit which does not conform to the specific correct Bit utilized for a given currency or denomination.

6. ACCEPTANCE MILESTONE. Subject to a fully satisfactory performance under clauses 1-5, Licensee shall deem acceptance of the design principles of the STS prototype sensor.

7. Spectra shall install one fully developed STS Sensor on a [***] to be specified by [***] for detecting the Bit Fibers in [***].

8. The STS Sensor shall authenticate [***] processed at standard machine rates of no less than [***] per second and linear transport speed of up to [***] per second.

9. The STS Sensor shall conform to the De La Rue General Requirement Specification for Spectra FiberLase Detectors issue 23.5.2002.

10. Fitment and operation of the STS Sensor shall not reduce the operating speed or throughput of the [***] machine, other than for reasons of correct rejection of [***] that do not contain the correct Bit.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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11. The STS Sensor shall not incorrectly reject [***] containing the correct Bit at a rate of more than [***].

12. The STS Sensor shall not incorrectly accept [***] not containing the correct Bit at a rate of more than [***].

13. The STS sensor shall reject Bits which do not conform to the specific Bit utilized for any given [***]. Maximum coding misclassification [***].

14. Spectra shall demonstrate to Licensee's satisfaction and judgment correct operation of the STS Sensor fitted to a [***] to a nominee of the Licensee. Acceptance testing shall require processing of genuine and simulated documents, in a range of conditions, to be provided by Licensee as follows:

Licensee will provide [***]. These will be passed a minimum of [***] through the [***].

Licensee will provide a pack of chemically and mechanically abused [***] and [***]. These will be passed a minimum of [***] through the [***].

Spectra shall demonstrate that the function of the STS Sensor is not impaired by the presence of [***].

15. ACCEPTANCE MILESTONE. Subject to a fully satisfactory performance under clauses 7-14, Licensee shall deem acceptance of the STS Sensor.

16. Additional copies of the STS Sensor conforming to the approved initial unit will be made available by Spectra, at prices to be agreed between the parties, in lots of ten. No change to the specification or construction of the sensors shall be made by Spectra unless agreed in writing with Licensee.

17. Spectra shall provide for each unit purchased a full technical manual to Licensee detailing operational specification, drawings for dimensions, cleaning/maintenance schedule, diagnostic procedures and interface protocol.


[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

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                                 SCHEDULE 4.2(f)

Specification for the On-Line and Off-Line Verifier-Densitometer



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                     TECHNOLOGY LICENSE AND SUPPLY AGREEMENT

                                  SCHEDULE 5.4

               SUPPLY TERMS AND BIT FIBER AND BIT MATERIAL PRICES

                                     Part 1


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[*] = Information redacted pursuant to a confidential treatment request.
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